                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 15, 2000 in the company's Form 10-K for the year ended September 30, 2000 and to all references to our Firm included in this Registration Statement.


                                          /s/ Arthur Andersen LLP

Boston, Massachusetts

November 27, 2001